                                                     EXHIBIT NUMBER (10)(xvi)(3)
                                                     TO 1995 FORM 10-K

                                                                 GG8224A-348/mbr
                                                                         5/11/88


                     THIRD AMENDMENT TO AGREEMENT OF LEASE
                     -------------------------------------

          THIS AMENDMENT, made and entered into as of May 20, 1988 by and between American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement, dated August 21, 1985 and known as Trust 65287 ("Landlord") and The Northern Trust Company, an Illinois banking corporation ("Tenant").

                               WITNESSETH: THAT


          WHEREAS, Landlord and Tenant are parties to a certain Agreement of Lease dated as of August 27, 1985; and

          WHEREAS, the Agreement of Lease was amended by that certain First Amendment to Agreement of Lease dated as of August 15, 1986 and by that certain Second Amendment to Agreement of Lease dated as of August 6, 1987 (as so amended, the "Lease"); and

          WHEREAS, Landlord and Tenant desire to further amend the Lease as hereinafter set forth;

          NOW, THEREFORE, in consideration of the foregoing, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. The following is inserted at the end of, and as part of, the last full paragraph of Paragraph 2C of the Lease:

     "Notwithstanding Tenant's right to exclude certain portions of the Premises from the Plans for improvement at a future date (the "Excluded Space"), the Term (as defined in Paragraph 3 hereof) of this Lease shall be deemed to have commenced as to the Excluded Space on the earlier to occur of (a) the date Tenant has received the certificate of the Architect that the Building has been substantially completed and Tenant has received the certificate of the Architect and Tenant's Space Planner that the Premises other than the Excluded Space have been substantially completed pursuant to the Plans; or
     (b) the date Tenant takes occupancy of the Excluded Space."

          2. The last three lines of Paragraph 6 of the Lease are hereby deleted, and the following inserted in lieu thereof:

     "and, provided further, Tenant has delivered to Landlord certificates evidencing insurance (which insurance shall in all respects and at all times comply with the provisions of Paragraph 17C hereof) against any liability of Landlord arising from serving of alcoholic beverages in the Premises."

          3. Paragraph 21 of the Lease is hereby deleted, and the following inserted in lieu thereof:

     "21. Subordination. This Lease shall be prior to any mortgage or ground or underlying lease, provided, however, Tenant agrees to subordinate its rights hereunder at all times to (i) the lien of any mortgage or mortgages designated by Landlord and all advances made or thereafter made upon the security thereof, and (ii) to all future ground or underlying leases of the Land and the Building designated by the Landlord and to execute any such agreements evidencing such subordination as may be required by the mortgagee or ground or underlying lessor, as the case may be, and to attorn to and to recognize, as Landlord, the purchaser at a foreclosure sale or the mortgagee or its nominee in the event the mortgagee or such nominee accepts a deed in lieu of foreclosure, or the ground or underlying lessor in the event of termination of such underlying or ground lease in return for and upon delivery to Tenant by such purchaser or such mortgagee or its nominee or the ground or underlying lessor, as the case may be, of an agreement providing that in the event of a foreclosure of such mortgage or the giving of the deed in lieu of foreclosure or a termination of such ground or underlying lease, this Lease shall not be terminated and Tenant may remain in possession of the Premises pursuant to the terms of this Lease and retain all the rights, options and privileges granted to it hereunder as long as Tenant is not in default hereunder and continues to perform its obligations hereunder and further providing that the purchaser at a foreclosure sale or transferee in the case of a deed given in lieu of foreclosure or ground or underlying lessor, as the case may be, will assume all of the obligations of the Landlord in such case; provided, however, that in no event shall the mortgagee, said purchaser at a foreclosure sale, said transferee in the case of a deed given in lieu of foreclosure or ground or underlying lessor, as the case may be, have any personal liability whatsoever hereunder for its own acts or omissions or obligations; and further provided that the mortgagee, said purchaser at a foreclosure sale or said transferee in the case of a deed given in lieu of foreclosure or ground or underlying lessor, as the case may be, shall also have no personal liability for the acts or omissions or obligations of Landlord arising or to be performed prior to any such sale or transfer of the Land or Building to such party including, without limitation, any liability for any deposits made by the Tenant hereunder, unless such deposits have been transferred to such party; and provided, further, that the mortgagee, said purchaser at a foreclosure sale, said transferee in the case of a deed given in lieu of foreclosure or ground or underlying lessor, as the case may be, shall be subject to any offsets or defenses which Tenant might have against any prior Landlord pursuant to Tenant's rights as set forth in Paragraph 35 hereof. Such agreement may, among other things, require the Tenant to notify the mortgagee or the ground or underlying lessor of any default by the Landlord and afford such a mortgagee a reasonable opportunity to cure such default prior to any termination of this Lease by Tenant provided that the Premises are reasonably usable by Tenant for its normal business activities. Tenant further agrees that, except as to secondary mortgage financing expressly permitted in such mortgage or ground or underlying lease, it will not, without the consent of the mortgagee or ground or underlying lessor, as the case may be, voluntarily subordinate this Lease to any lien or encumbrance without the consent of said mortgagee or ground or underlying lessor, as the case may be. To fulfill Tenant's obligations under the provisions of this Paragraph 21, Tenant agrees that it will execute a Subordination, Non-Disturbance and Attornment Agreement in the form attached to this Lease as Exhibit G."

          4. The second full paragraph of Paragraph 25 of the Lease is hereby deleted, and the following inserted in lieu thereof:

     "The term "Landlord" as used in this Lease means only the owner or the mortgagee in possession (including anyone claiming any title or any interest in the Land or the Building by, through or under said mortgagee) for the time being of the Land and the Building (or the owner of a lease of the Building or of the Land and the Building) of which the Premises form a part, so that in the event of any sale or sales (including a sale or transfer arising by virtue of a foreclosure of any mortgage of the Land or the Building or any deed given in lieu of foreclosure thereof) of the Land and the Building or of said lease, or in the event of a lease of the Building, or the Land and the Building, except for the obligations set forth in Paragraph 36, Landlord shall be and hereby is entirely free and relieved of all covenants and obligations of Landlord thereafter to be performed hereunder, provided any purchaser, transferee or lessee of the Building, or of the Building and the Land has, subject to the provisions of Paragraph 21 hereof, assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder thereafter to be performed."

          5. The following sentence is hereby added at the end of and as a part of Paragraph 36B of the Lease:

     "Notwithstanding the foregoing provisions of this paragraph, Tenant shall have no right to terminate this Lease as aforesaid provided in the event Landlord's interest in the Land or Building or this Lease, or all of the aforesaid, is transferred and Landlord or its affiliate does not remain the developer and manager of the Building, all as a result of a mortgage foreclosure sale of any mortgage of the Land or the Building or a deed given in lieu of foreclosure thereof during the period commencing on the date of execution of this Lease and expiring one (1) year after the Commencement Date of this Lease."

          6. The following sentence is inserted at the end of and as part of Paragraph 43C of the Lease:

     "Further, the rights of Tenant and restrictions set forth in this Paragraph 43 shall also not apply to any sale or transfer of the Land or Building pursuant to a mortgage foreclosure sale of any mortgage of the Land or Building or any deed given in lieu of foreclosure thereof but shall thereafter apply to any transfer by the purchaser who took title at said mortgage foreclosure sale including the holder of said mortgage or its nominee who took title by virtue of said mortgage foreclosure sale or deed in lieu of foreclosure thereof."

          7. As amended herein, the Lease shall remain in full force and effect and, except as expressly amended herein, shall be unaffected hereby. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall control.

           8. This Third Amendment to Agreement of Lease is executed by American National Bank and Trust Company, not personally, but in the exercise of the power and authority conferred upon and vested in it as Trustee. It is expressly understood and agreed that nothing herein shall be construed as creating any liability whatsoever against Trustee personally; and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve, or sequester any property and all personal liability of every sort, if any, is hereby expressly waived by said Tenant, and by every person now or hereafter claiming any right or security hereunder; and that, so far as the Trustee is concerned, the owner of any indebtedness or liability accruing hereunder shall look solely to the assets of said property and the proceeds thereof for the payment thereof.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                            LANDLORD:

                                            AMERICAN NATIONAL BANK AND TRUST
                                            COMPANY OF CHICAGO, not individ-
                                            ually, but solely as Trustee under
                                            Trust Agreement dated August 21,
                                            1985 and known as Trust No. 65287

                                            By: /s/ J. MICHAEL WHELAN
                                                ------------------------------
                                                Title:     Vice President
                                                       -----------------------

Attest:

/s/ RICHARD ANDERSON
-----------------------------------
          Asst. Secretary

                                            TENANT:

                                            THE NORTHERN TRUST COMPANY

                                            By:        /s/ STEPHEN KARDEL
                                                ------------------------------
                                                Title:     Vice President

Attest:

        /s/ JOHN B. SNYDER
-----------------------------------
               Secretary

                            (TRUSTEE ACKNOWLEDGMENT)

STATE OF                )
                        ) SS
COUNTY OF               )

          I, KULA DAVIDSON, a Notary Public in and for said County in the State aforesaid, DO HEREBY CERTIFY THAT J. MICHAEL WHELAN and RICHARD ANDERSON personally known to me and known by me to be the Vice President and Assistant Secretary, respectively, of American National Bank and Trust Company, in whose name, as Trustee, the above and foregoing instrument is executed, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their free and voluntary act and as the free and voluntary act of said American National Bank and Trust Company, as Trustee as aforesaid, for the uses and purposes therein set forth, and the said Vice President and Assistant Secretary then and there acknowledged that they, as custodian of the corporate seal of said American National Bank and Trust Company did affix the said corporate seal to said instrument as their free and voluntary act and as the free and voluntary act of said American National Bank and Trust Company, as Trustee as aforesaid, for the uses and purposes therein set forth.

          GIVEN under my hand and Notarial Seal this seventh day of July, 1988.

                                                    /s/ KULA DAVIDSON
                                            ---------------------------------
                                                      Notary Public

My Commission Expires:

----------------------------------
                                          ____________________________________
                                          |         "OFFICIAL SEAL"          |
                                          |          Kula Davidson           |
                                          |  Notary Pubic, State of Illinois |
                                          |  My Commission Expires 12/26/90  |
                                          |__________________________________|

                     (DOMESTIC CORPORATION ACKNOWLEDGEMENT)

STATE OF ILLINOIS       )
                        ) SS
COUNTY OF COOK          )

          I, VICTORIA ANTONI, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT STEPHEN KARDEL and JOHN B. SNYDER personally known to me to be the Vice President and Secretary, respectively, of The Northern Trust Company, an Illinois banking corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as Vice President and Secretary of said corporation, and caused the corporate seal of said corporation to be affixed thereto, pursuant to the authority given by the Board of Directors of said corporation, as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

          GIVEN under my hand and Notarial Seal this 20th day of May, 1988.

                                                    /s/ Victoria Antoni
                                            ---------------------------------
                                                      Notary Public

My Commission Expires:

             7-25-91
----------------------------------
                                   ________________________________________
                                   |             "OFFICIAL SEAL"           |
                                   |             Victoria Antoni           |
                                   |  Notary Public, Cook County, Illinois |
                                   |  My Commission Expires July 25, 1991  |
                                   |_______________________________________|

                             CONSENT TO AMENDMENT

     The undersigned, Madison Plaza II Partnership, the sole beneficiary of Landlord and a joint obligor with Landlord with respect to certain covenants imposed upon Landlord pursuant to the Lease, and Mellon Bank, N.A., a national banking association, the collateral assignee of the Lease, hereby consent to the foregoing Amendment.

                                        MADISON PLAZA II PARTNERSHIP,
                                        an Illinois general partnership

                                        By:         /s/ Lee A. Miglin
                                           -----------------------------------
                                              Lee A. Miglin, general partner

                                        By:         /s/ J. Paul Beitler
                                           -----------------------------------
                                            J. Paul Beitler, general partner

                                        MELLON BANK, N.A., a national
                                        banking association

                                        By:       /s/ Carol A. Bertocchi
                                           ------------------------------------
                                           Title:        Officer

Attest:

       /s/ Bruce A. Ostrom
----------------------------------
     Assistant Vice President

                    (DOMESTIC CORPORATION ACKNOWLEDGEMENT)

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS.
             OF ALLEGHENY     )

     I,                  , a Notary Public in and for said County, in the State
aforesaid, DO HEREBY CERTIFY THAT CAROL A. BERTOCCHI and BRUCE A. OSTROM personally known to me to be the Officer and Asst. Vice President, respectively, of Mellon Bank, N.A., a national banking association, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as Officer and Asst. Vice President of said association, and caused the corporate seal of said association to be affixed thereto, pursuant to authority given by the Board of Directors of said association as their free and voluntary act and as the free and voluntary act and deed of said association for the uses and purposes therein set forth.

     Given under my hand and Notarial Seal this 24th day of June, 1988.

                                                  /s/ Doris Jean Black
                                            ----------------------------------
                                                      Notary Public

My Commission Expires:

         DORIS JEAN BLACK, NOTARY PUBLIC
          PITTSBURGH, ALLEGHENY COUNTY
      MY COMMISSION EXPIRES APRIL 9, 1990
  Member, Pennsylvania Association of Notaries

                                                                 GG8228A-348/mbr
                                                                         5/11/88
                                   EXHIBIT G
            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT, made this      day of         , 19 between The Northern
Trust Company, an Illinois banking corporation with offices at (hereinafter called "Tenant"), CIGNA Investments, Inc., a Connecticut corporation having its principal office and place of business at 900 Cottage Grove Road, Bloomfield, Connecticut or its nominee (hereinafter called "Lender"), and American National Bank and Trust Company of Chicago, not personally, but as Trustee under Trust Agreement dated August 21, 1985 and known as Trust No. 65287 (hereinafter referred to as "Landlord").


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Tenant has entered into a certain lease (the "Lease") dated
              , with Landlord covering premises within a certain building known
as                   (the "Premises"); and more particularly described in
Exhibit "A" attached hereto and incorporated herein; and

     WHEREAS, the Lender has agreed to make a loan secured by a mortgaged (the "Mortgage") to the Landlord, (is currently the holder of a mortgage covering the
Premises pursuant to a Mortgage Deed dated               , and recorded
        in Mortgage Book           , Page    in              (the "Mortgage")
securing a loan to the Landlord); and

     WHEREAS, it is to the mutual benefit of the parties hereto that Lender make such loan to Landlord; and

     WHEREAS, it is a condition precedent to obtaining said loan or was a condition of said loan, that said Mortgage securing said loan be a lien or charge upon the Premises unconditionally prior and superior to the Lease and leasehold interest of Tenant; and

     WHEREAS, Tenant acknowledges when it is recorded that said Mortgage constitutes, or will constitute, a lien or charge upon the Premises which is, or should be, unconditionally prior and superior to the Lease and leasehold interest of Tenant; and

     WHEREAS, Lender has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant;

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

     1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of the Tenant in and to said Premises are and shall be subject and subordinate to the Mortgage and to all of the terms and conditions contained herein, and to any renewals, modifications, replacements, consolidations and extensions thereof; and, pursuant to Paragraph 43C of the Lease, Lender may exercise its right to purchase the Premises pursuant to the Mortgage before Tenant may exercise its right to purchase the Premises pursuant to Paragraph 43 of the Lease. In the event that Lender shall not elect to exercise its prior right to purchase the Premises pursuant to the Mortgage, and Tenant thereafter does elect to purchase the Premises pursuant to Paragraph 43 of the Lease, then such exercise by Tenant of its right to purchase the Premises pursuant to Paragraph 43 of the Lease shall in all events be subject and subordinate to the terms and conditions of the Mortgage. Tenant agrees that Tenant's right to purchase the Premises set forth in Paragraph 43 of the Lease shall not apply to any transfer of the Premises pursuant to a mortgage foreclosure sale or deed given in lieu of foreclosure thereof. Lender agrees that Tenant's right to purchase the Premises as set forth in Paragraph 43 of the Lease shall apply to (a) any subsequent transfer by Lender of the Premises in the event Lender has acquired title to the Premises pursuant to Lender's right to purchase the Premises as set forth in the Mortgage (and in the event Tenant does so then exercise its right to purchase the Premises, such exercise shall in all events be subject and subordinate to the Mortgage if said Mortgage is then in effect); and (b) any subsequent transfer by the purchaser who took title to the Premises at said mortgage foreclosure sale including the holder of the Mortgage or its nominee who took title by virtue of said mortgage foreclosure sale or deed in lieu of foreclosure thereof (and in the event Tenant does so then exercise its right to purchase the Premises, such exercise shall in all events be subject and subordinate to the Mortgage if said Mortgage is then in effect).

     2. Lender consents to the Lease and, in the event of foreclosure of said Mortgage, or in the event Lender comes into possession or acquires title to the Premises as a result of the enforcement of foreclosure of the Mortgage or the note secured thereby, or as a result of any other means, Lender agrees to recognize Tenant and further agrees that it will not terminate the Lease nor disturb Tenant's possession of the Premises so long as Tenant is not in default under any of the terms, covenants or conditions of the Lease.

     3. Tenant agrees with Lender that if the interests of Landlord in the Premises shall be transferred to and owned by Lender by reason of foreclosure or other proceedings brought by it, or any other manner, or shall be conveyed thereafter by Lender or shall be conveyed pursuant to a foreclosure sale of the Premises (and for purposes of this paragraph, the term "Lender" shall be deemed to include any grantee of the lender or purchaser at foreclosure sale), Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Lender were the Landlord under the Lease, and Tenant does hereby attorn to Lender as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Lender succeeding to the interest of the landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Lender within twenty
(20) days after Lender receives title to the Premises, to execute an instrument reasonably satisfactory in form and substance to Tenant, in confirmation of the foregoing provisions, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

     4. Tenant and Lender agree that if Lender shall succeed to the interest of Landlord under the Lease, Lender shall assume all of the obligations of the Landlord under the Lease which arise and are to be performed by the landlord prior to and during the period Lender is the Landlord under the Lease; provided, however, that in no event shall the Lender (a) have any personal liability whatsoever under the Lease for the performance of the Landlord's obligations thereunder (whether such performance or failure of performance shall be that of Lender or any prior Landlord), or (b) bound by an security deposit which Tenant may have paid to any prior landlord, unless such deposit is in an escrow fund available to Lender, or (c) be bound by any amendment or modification of the Lease made without Lender's consent. Tenant further agrees with Lender that except as to secondary mortgage financing expressly permitted in the Mortgage, Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's consent, and in no event shall Tenant voluntarily subordinate the Lease to any lien or encumbrance unless Lender shall have first approved the form and substance of the instrument by which such subordination is accomplished, which approval Lender agrees not to withhold unreasonably.

     5. In the event that the landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to the Lender and the Lender shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease including without limitation any action in order to terminate, rescind or void the Lease (provided the Premises are reasonably usable by Tenant for its normal business activities) or to withhold any rental thereunder, for a period of 10 days after receipt of such written notice thereof by the Lender with respect to any such default capable of being cured by the payment of money and for a period of 30 days after receipt of such written notice thereof by the Lender with respect to any other such default (provided, that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured within such 30-day period because of the nature of such default or because Lender requires time to obtain possession of the Premises in order to cure the default, if the Lender shall proceed promptly to attempt to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity).

     6. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein the term "Tenant" shall include the Tenant, its successors and assigns; the words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure, and the word "Lender" shall include the Lender herein specifically named and any of its successors and assigns, including anyone who shall have succeeded to Landlord's interest in the Premises by, through or under foreclosure of the Mortgage.

     7. This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and leasehold interest of Tenant to the lien or charge of the Mortgage in favor of Lender, and shall supersede and cancel any prior agreements as to such, or any, subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subordination of the Lease and leasehold interest of Tenant to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed, and shall not be modified or amended except in writing signed by all parties hereto.

     8. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

     IN WITNESS WHEREOF, the parties hereto have placed their hands and seals the day and year first above written.


Signed and acknowledged in               TENANT:
the presence of us:
                                         THE NORTHERN TRUST COMPANY

                                         By
------------------------------------        ------------------------------------
Typed Name:                                 Typed Name:
                                            Title:

                                         Attest:
------------------------------------             -------------------------------
Typed Name:                                      Typed Name:
                                                 Title:


                                         LENDER:

                                         CIGNA Investments, Inc.

                                         By
------------------------------------        ------------------------------------
Typed Name:                                 Typed Name:
                                            Title:

                                         Attest:
------------------------------------             -------------------------------
Typed Name:                                      Typed Name:
                                                 Title:


                                         LANDLORD:

                                         AMERICAN NATIONAL BANK AND
                                         TRUST COMPANY OF CHICAGO, as
                                         Trustee aforesaid

                                         By
------------------------------------        ------------------------------------
Typed Name:                                 Typed Name:
                                            Title:

                                         Attest:
------------------------------------             -------------------------------
Typed Name:                                      Typed Name:
                                                 Title:

                                   Exhibit A

                                  (SNDA-MTG)

                            Description of Premises
                            -----------------------

















                                              Beneficiary's Initials:      -----
                                              Lender's Initials:           -----